UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2022

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Park Drive, Suite 400

Research Triangle Park, NC 27709

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry Into a Material Definitive Agreement.

On November 4, 2022, Data443 Risk Mitigation, Inc., a Nevada corporation (“we” or “our”) closed a private placement transaction (the “Offering”) with certain “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) (each an “Investor”). In connection with the Offering, we entered into a securities purchase agreement (“Securities Purchase Agreement”) with each Investor pursuant to which we offered and sold to the Investors a total of 931,000 shares of our common stock, par value $0.001 (the “Common Stock”), at a purchase price of $1.00 per share, for aggregate gross proceeds of approximately $931,000. We intend to use the net proceeds from the sale of the Common Stock for general corporate purposes.

The Common Stock has not been registered under the Securities Act, and cannot be offered or sold in the United States absent effective registration or an applicable exemption from registration requirements. For these shares, we are relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, promulgated thereunder and on similar exemptions under applicable state laws.

The Investors will have “piggyback” registration rights that will allow each Investor to elect to have the Common Stock that the Investor purchased in the Offering included in any underwritten public offering of equity securities we subsequently initiate. The Common Stock included in any underwritten public offering initiated by us will be subject to limitation based on the discretion of the underwriter of such offering.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the document itself. A copy of the form of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Form of Securities Purchase Agreement between the Company and each Investor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2022	DATA443 RISK MITIGATION, INC.

	By:	/s/ Jason Remillard
Jason Remillard
Chief Executive Officer